Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to this Annual Report of MOCON, Inc. on Form 10-K/A for the fiscal year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert L. Demorest, Chief Executive Officer of MOCON, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MOCON, Inc.

Date: July 14, 2014	/s/ Robert L. Demorest Robert L. Demorest Chief Executive Officer